                              Managed Municipals
                                Portfolio Inc.


                                   [GRAPHIC]



                              SEMI-ANNUAL REPORT

                               November 30, 2001

                                   [GRAPHIC]



                              Managed Municipals
                                Portfolio Inc.


Dear Shareholder:

   We are pleased to provide the semi-annual report for the Managed Municipals Portfolio Inc. ("Fund") for the period ended November 30, 2001. In this report, we have summarized what we believe to be the period's prevailing economic and market conditions and have outlined our investment strategy. We hope you find this report to be useful and informative.

   During the period, the Fund distributed income dividends to shareholders totaling $0.30 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its November 30, 2001 net asset value ("NAV") per share and New York Stock Exchange ("NYSE") closing price./1/

    Price         Annualized         Six-Month
  Per Share   Distribution Rate/2/ Total Return/2/
------------- -------------------- ---------------
$11.85 (NAV)         5.06%              3.80%
$10.53 (NYSE)        5.70%              1.48%

-----
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the Fund's shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply of and demand for the Fund's shares.

2 Total returns are based on changes in NAV or the market value, respectively.
  Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.050 for 12 months. This rate is as of December 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

   During the period, the Fund generated a total return based on NAV of 3.80%. In comparison, the Fund's Lipper Inc. ("Lipper")/3/ peer group of general and insured municipal funds (unleveraged) returned 3.12% for the same period. Investment Strategy

   The Fund seeks as high a level of current income exempt from federal income tax as is consistent with the preservation of principal./4/ The Fund invests primarily in long-term investment-grade/5/ municipal debt securities issued by, or on behalf of, the state and local governments, political subdivisions, agencies and public authorities.

   Our strategy for the Fund has been to add to high grade credits, maintain an average maturity of approximately 20 years, increase call protection whenever possible, and maintain our larger coupons in order to provide stability for our income stream. We expect to maintain this strategy until it becomes clear that an economic recovery is underway. We believe this course may give us reasonable upside potential in the market, with lower credit risk.

Market Review

   In an effort to stimulate the U.S. economy, the U.S. Federal Reserve Board ("Fed") reduced the federal funds rate ("fed funds rate")/6/ 11 times during 2001 to 1.75% (the most recent rate reduction occurred in December, which was after the close of the Fund's reporting period). In addition to the Fed's accommodative stance on interest rates, Congress is working to craft a second package of tax cuts to help stimulate growth. Amid these developments, yields on municipal bond issues remain very high as a percentage of U.S. Treasury yields (of comparable maturities); they are particularly high relative to the after-tax yield on taxable fixed-income securities.

-----
3 Lipper is a major independent fund tracking organization.

4 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

5 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's
  Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the manager to be of equivalent quality.

6 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

Market Outlook

   Remarkably, Fed Chairman Alan Greenspan, who has been historically conservative in terms of dropping rates, has given no indication that he is finished cutting. Nevertheless, we believe that we are close to the bottom. Our view is that by the time the Federal Open Market Committee ("FOMC")/7/ meeting is held in January, 2002, it may appear that the worst of the recession is over. This may indicate that it is time for the Fed to stop easing, in our opinion.

   As the economy shifts from recession to recovery, the next move will likely be a tightening (an increase in short-term interest rates). If the recovery begins by spring, as we anticipate, the Fed could begin tightening before the end of the second quarter of 2002. We expect subdued inflation over the next several quarters, with little threat of inflation before 2003.

   Thank you for your investment in the Managed Municipals Portfolio Inc.

Sincerely,

/s/ Heath B. McLendon         /s/ Joseph P. Deane
Heath B. McLendon             Joseph P. Deane
Chairman                      Vice President and
                              Investment Officer

January 3, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of November 30, 2001 and is subject to change.

-----
7 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  central bank that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

 Take Advantage of the Fund's Dividend Reinvestment Plan!
 Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

 As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

 Plan Summary

 If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

 The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

 If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

 If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

 A more complete description of the current Plan appears in this report beginning on page 28.

 To find more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.


------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                         November 30, 2001 (unaudited)


    Face
   Amount   Rating(a)                  Security                      Value
 -----------------------------------------------------------------------------
  MUNICIPAL BONDS AND NOTES -- 100.0%
 Alabama -- 2.3%
 $5,500,000  AAA      Jefferson County, AL Sewer Revenue,
                       Series A, FGIC-Insured,
                       5.375% due 2/1/36                          $  5,553,020
  3,160,000  AAA      Mobile County, AL Board of School
                       Commissioners, Capital Outlay
                       Warrants, Series B, AMBAC-Insured,
                       5.125% due 3/1/26                             3,167,805
 -----------------------------------------------------------------------------
                                                                     8,720,825
 -----------------------------------------------------------------------------
 Alaska -- 2.3%
                      Valdez, AK Marine Term Revenue
                       Refunding:
  4,000,000  AA+          BP Pipelines Inc. Project, Series A,
                           5.850% due 8/1/25                         4,069,280
  2,500,000  VMIG 1*      Exxon Mobil Project,
                           1.550% due 12/1/29 (b)                    2,500,000
  2,100,000  VMIG 1*      Exxon Pipeline Co., Project A,
                           1.550% due 12/1/33 (b)                    2,100,000
 -----------------------------------------------------------------------------
                                                                     8,669,280
 -----------------------------------------------------------------------------
 Arizona -- 1.4%
  1,300,000  A-1+     Maricopa County, AZ Pollution Control
                       Corp., PCR, (Arizona Public Service Co.),
                       Series F, 1.600% due 5/1/29 (b)               1,300,000
  4,000,000  AAA      Mesa, AZ IDA, Discovery Health Systems,
                       Series A, MBIA-Insured,
                       5.625% due 1/1/29                             4,139,080
 -----------------------------------------------------------------------------
                                                                     5,439,080
 -----------------------------------------------------------------------------
 California -- 7.0%
  4,540,000  Ba1*     California Educational Facilities Authority
                       Revenue, (Pooled College & University
                       Projects), Series A, 5.625% due 7/1/23        4,226,013
  4,000,000  A3*      California Health Facilities Authority
                       Revenue, (Cedars-Sinai Medical Center),
                       Series A, 6.250% due 12/1/34                  4,325,480
  1,000,000  A+       California Health Facilities Financing
                       Authority Revenue, Sutter Health,
                       Series A, 6.250% due 8/15/35                  1,066,510
  3,300,000  A-       Los Angeles, CA Regional Airport
                       Improvement Corp., Los Angeles
                       International Airport Lease Revenue,
                       6.500% due 1/1/32 (c)                         3,302,244

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2001 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                       Value
--------------------------------------------------------------------------------
California -- 7.0% (continued)
$ 5,000,000   AAA     Los Angeles County, CA COP, Antelope
                       Valley Courthouse, Series A,
                       AMBAC-Insured, 5.250% due 11/1/33            $  5,110,350
  3,340,000   AAA     Rancho Cucamonga, CA Redevelopment
                       Agency Tax Allocation, (Rancho
                       Redevelopment Project), MBIA-Insured,
                       5.125% due 9/1/30                               3,374,168
  2,750,000   AAA     Sacramento County, CA COP, (Public
                       Facilities Project), MBIA-Insured,
                       5.375% due 2/1/19                               2,866,600
  2,500,000   AAA     San Francisco, CA City & County Airports
                       Commission, International Airport
                       Revenue, Second Series-27B, FGIC-Insured,
                       5.000% due 5/1/22                               2,505,475
--------------------------------------------------------------------------------
                                                                      26,776,840
--------------------------------------------------------------------------------
Colorado -- 14.2%
  3,000,000   AAA     Arapahoe County, CO Capital Improvement
                       Trust Fund, E-470 Public Highway
                       Authority Revenue, (Pre-Refunded --
                       Escrowed with U.S. government
                       securities to 8/31/05 Call @ 103),
                       7.000% due 8/31/26                              3,492,420
  4,000,000   AAA     Colorado Educational & Cultural Facilities
                       Revenue Refunding, (University of
                       Denver Project), AMBAC-Insured,
                       5.375% due 3/1/23                               4,109,560
  3,000,000   A       Colorado Health Facilities Authority Revenue,
                       Series B, Remarketed 7/8/98,
                       5.350% due 8/1/15                               3,022,440
  2,000,000   BBB+    Colorado Springs, CO Airport Revenue,
                       Series A, 7.000% due 1/1/22 (c)                 2,055,800
 60,000,000   Aaa*    Dawson Ridge, CO Metropolitan District
                       No. 1, Series B, (Escrowed to maturity with
                       REFCO Strips), zero coupon due 10/1/22         16,423,800
                      Denver, CO City & County Airport Revenue,
                       Series C:
  3,155,000   A           6.750% due 11/15/22 (c)                      3,279,118
 10,165,000   A           6.125% due 11/15/25 (c)                     10,719,093
  8,160,000   A           Escrowed to maturity with
                           U.S. government securities,
                           6.125% due 11/15/25 (c)(d)                  9,308,602

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2001 (unaudited) (continued)

  Face
 Amount   Rating(a)                    Security                       Value
---------------------------------------------------------------------------------
Colorado -- 14.2% (continued)
$ 845,000   Aaa*        Pre-Refunded -- Escrowed with U.S.
                         government securities to 11/15/02
                         Call @ 102, 6.750% due 11/15/22 (c)       $    898,691
1,000,000   AAA     Denver, CO City & County COP, Series B,
                     AMBAC-Insured, 5.500% due 12/1/25                1,033,370
-------------------------------------------------------------------------------
                                                                     54,342,894
-------------------------------------------------------------------------------
Connecticut -- 0.3%
1,000,000   AAA     Connecticut State Health & Education,
                     (Child Care Facilities Project), Series C,
                     AMBAC-Insured, 5.625% due 7/1/29                 1,048,600
-------------------------------------------------------------------------------
Florida -- 7.2%
2,000,000   AAA     Brevard County, FL Health Care Facilities
                     Revenue, (Health First Inc. Project),
                     MBIA-Insured, 5.125% due 4/1/31                  1,986,340
3,000,000   AAA     Florida State Board & Educational Capital
                     Outlay GO, FSA-Insured, 5.000% due 6/1/24        2,952,210
3,000,000   AA+     Florida State Board of Education GO, Series A,
                     5.125% due 6/1/21                                3,010,050
2,000,000   A+      Jacksonville, FL Electric Authority
                     Water & Sewer Revenue, Series A,
                     5.375% due 10/1/35                               2,001,540
3,000,000   AAA     Jacksonville, FL Sales Tax Revenue,
                     AMBAC-Insured, 5.000% due 10/1/23                2,956,680
5,000,000   BBB-    Martin County, FL IDA, (Indiantown
                     Cogeneration Project), Series A,
                     7.875% due 12/15/25 (c)                          5,267,050
1,000,000   AAA     Miami Beach, FL Stormwater Revenue,
                     FGIC-Insured, 5.375% due 9/1/30                  1,020,820
2,000,000   Aaa*    Orange County, FL School Board COP,
                     Series A, MBIA-Insured, 5.250% due 8/1/23        2,029,020
2,000,000   AAA     Orange County, FL Tourist Development Tax
                     Revenue, Series A, AMBAC-Insured,
                     4.750% due 10/1/24                               1,865,240
                    Tampa, FL Revenue, (Florida Aquarium Inc.
                     Project), (Pre-Refunded -- Escrowed with
                     U.S. government securities to 5/1/02
                     Call @ 102):
2,345,000   NR          7.550% due 5/1/12 (d)                         2,443,936
2,000,000   NR          7.750% due 5/1/27 (d)                         2,086,000
-------------------------------------------------------------------------------
                                                                     27,618,886
-------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            Schedule of Investments
                   November 30, 2001 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                       Value
----------------------------------------------------------------------------------
Georgia -- 2.3%
$ 3,500,000   AAA     Augusta, GA Water & Sewer Revenue,
                       FSA-Insured, 5.250% due 10/1/26              $  3,564,295
                      Private Colleges & Universities Authority
                       Revenue, (Mercer University Project):
  2,180,000   A3*         5.750% due 10/1/21                           2,217,234
  2,000,000   A3*         Series A, 5.250% due 10/1/25                 1,981,060
  1,000,000   BBB-    Savannah, GA EDA Revenue, College of Art
                       & Design Inc., 6.900% due 10/1/29               1,047,060
--------------------------------------------------------------------------------
                                                                       8,809,649
--------------------------------------------------------------------------------
Hawaii -- 0.5%
  2,000,000   A       Hawaii State Department of Budget &
                       Finance, Special Purpose Revenue, Kaiser
                       Permanente, Series A, 5.100% due 3/1/14         1,992,640
--------------------------------------------------------------------------------
Illinois -- 6.3%
  4,095,000   AAA     Chicago, IL GO, Series D, FGIC-Insured,
                       5.500% due 1/1/35                               4,209,619
  6,000,000   AAA     Chicago, IL Skyway Toll Bridge Revenue,
                       AMBAC-Insured, 5.500% due 1/1/31                6,193,500
  8,000,000   A       Illinois Health Facilities Authority Revenue,
                       OSF Healthcare Systems,
                       6.250% due 11/15/29                             8,281,040
  5,000,000   AAA     Illinois State GO, MBIA-Insured,
                       5.625% due 6/1/25                               5,164,400
--------------------------------------------------------------------------------
                                                                      23,848,559
--------------------------------------------------------------------------------
Indiana -- 1.4%
  5,000,000   A1*     Indiana Port Commission Revenue Refunding,
                       (Cargill Inc. Project), 6.875% due 5/1/12       5,155,650
--------------------------------------------------------------------------------
Louisiana -- 1.5%
  5,500,000   A1*     St. Martin Parish, LA Industrial Revenue,
                       (Cargill Inc. Project), 6.625% due 10/1/12      5,725,390
--------------------------------------------------------------------------------
Maryland -- 0.6%
 10,000,000   NR      Maryland State Energy Financing
                       Administration, Solid Waste Disposal
                       Revenue, (Hagerstown Recycling Project),
                       9.000% due 10/15/16 (c)(e)                        350,000
  2,000,000   A+      Maryland State Health & Higher Educational
                       Facilities Authority Revenue, Greater
                       Baltimore Medical Center,
                       5.000% due 7/1/25                               1,924,900
--------------------------------------------------------------------------------
                                                                       2,274,900
--------------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2001 (unaudited) (continued)

   Face
  Amount   Rating(a)                    Security                       Value
--------------------------------------------------------------------------------
Massachusetts -- 1.1%
$2,000,000   AA+     Massachusetts Bay Transportation Authority,
                      Sales Tax Revenue, Series A,
                      5.500% due 7/1/30                             $  2,060,500
 2,000,000   Aaa*    Massachusetts State College Building Authority
                      Revenue, Series 1, MBIA-Insured,
                      5.375% due 5/1/39                                2,021,220
--------------------------------------------------------------------------------
                                                                       4,081,720
--------------------------------------------------------------------------------
Michigan -- 4.9%
 2,000,000   AAA     Anchor Bay, MI School District GO,
                      Q-SBLF-Insured, 5.000% due 5/1/29                1,936,140
 3,000,000   AAA     East Lansing, MI School District GO,
                      Q-SBLF-Insured, 5.625% due 5/1/30                3,114,720
 2,000,000   AAA     Howell, MI Public Schools GO,
                      Q-SBLF-Insured, 5.250% due 5/1/22                2,013,180
                     Michigan State COP, AMBAC-Insured:
 2,345,000   AAA       5.500% due 6/1/19                               2,433,500
 4,000,000   AAA       5.500% due 6/1/27                               4,120,200
 8,000,000   NR      Michigan State Strategic Fund Resources
                      Recovery, Limited Obligation Revenue,
                      Central Wayne Energy Recovery L.P.,
                      Series A, 7.000% due 7/1/27 (c)                  5,200,000
--------------------------------------------------------------------------------
                                                                      18,817,740
--------------------------------------------------------------------------------
Minnesota -- 2.5%
 1,500,000   AAA     Dakota County, MN Community
                      Development Agency, MFH Revenue,
                      FNMA-Collateralized, 5.625% due 2/1/26           1,532,160
 2,500,000   A1*     Duluth, MN IDA, Seaway Port Authority,
                      Dock & Wharf Revenue, (Cargill Inc.
                      Project), 6.800% due 5/1/12                      2,577,825
                     Minneapolis & St. Paul, MN Community
                      Airport Revenue:
 1,000,000   AAA         Series A, FGIC-Insured,
                          5.125% due 1/1/25                              983,350
 3,000,000   AAA         Sub-Series C, FGIC-Insured,
                          5.250% due 1/1/26                            2,999,880
 1,225,000   AA+     Minnesota State Housing Financing Agency,
                      Single-Family Mortgage, Series I,
                      5.500% due 1/1/17                                1,263,943
--------------------------------------------------------------------------------
                                                                       9,357,158
--------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2001 (unaudited) (continued)

    Face
   Amount   Rating(a)                   Security                      Value
 ------------------------------------------------------------------------------
 Missouri -- 1.3%
 $1,000,000   Aaa*    Missouri State Environmental Improvement &
                       Energy Resource Authority, Water Pollution,
                       (State Revolving Funds Program), Series C,
                       5.000% due 7/1/23                           $    975,470
                      St. Louis, MO Airport Revenue, (Airport
                       Development Program), Series A,
                       MBIA-Insured:
  2,000,000   AAA         5.000% due 7/1/21                           1,999,920
  2,000,000   AAA         5.000% due 7/1/26                           1,983,160
 ------------------------------------------------------------------------------
                                                                      4,958,550
 ------------------------------------------------------------------------------
 Montana -- 2.0%
  8,000,000   NR      Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy L.P.
                       Project), 7.000% due 12/31/19 (c)              7,784,000
 ------------------------------------------------------------------------------
 Nevada -- 1.3%
  5,000,000   AAA     Truckee Meadows, NV Water Authority
                       Revenue, Series A, FSA-Insured,
                       5.000% due 7/1/25                              4,871,450
 ------------------------------------------------------------------------------
 New Hampshire -- 1.0%
  3,715,000   AAA     New Hampshire Health & Education Facilities
                       Authority Revenue, University System of
                       New Hampshire, AMBAC-Insured,
                       5.125% due 7/1/33                              3,626,843
 ------------------------------------------------------------------------------
 New Jersey -- 3.4%
  5,200,000   A+      Hudson County, NJ Improvement Authority,
                       6.625% due 8/1/25                              5,378,100
  5,000,000   A+      New Jersey Health Care Facilities Financing
                       Authority Revenue, Robert Wood Johnson
                       University Hospital, 5.700% due 7/1/20         5,248,500
  2,395,000   AA-     New Jersey State Highway Authority, Garden
                       State Parkway General Revenue,
                       5.625% due 1/1/30                              2,524,091
 ------------------------------------------------------------------------------
                                                                     13,150,691
 ------------------------------------------------------------------------------
 New Mexico -- 0.5%
  1,860,000   AAA     New Mexico Mortgage Financing Authority,
                       Single-Family Mortgages, Series D-3,
                       5.625% due 9/1/28                              1,904,770
 ------------------------------------------------------------------------------
 New York -- 4.7%
  3,000,000   AAA     Nassau Health Care Corp., NY Health Systems
                       Revenue, Nassau County Guaranteed,
                       FSA-Insured, 5.750% due 8/1/29                 3,158,700

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            Schedule of Investments
                   November 30, 2001 (unaudited) (continued)

     Face
    Amount    Rating(a)                 Security                     Value
  -----------------------------------------------------------------------------
  New York -- 4.7% (continued)
  $ 3,500,000   AA      New York City, NY Municipal Water
                         Financing Authority, Water & Sewer
                         System Revenue, Series D,
                         5.250% due 6/15/25                       $  3,519,635
    3,000,000   AAA     New York State Dormitory Authority
                         Revenue, Series B, FSA-Insured,
                         5.500% due 5/15/30                          3,098,580
    3,000,000   AAA     New York State Thruway Authority,
                         Highway & Bridge Revenue, Series B-1,
                         FGIC-Insured, 5.400% due 4/1/17             3,108,690
    5,000,000   AA-     Triborough Bridge & Tunnel Authority, NY
                         GO, Series A, 5.000% due 1/1/32             4,863,400
  ----------------------------------------------------------------------------
                                                                    17,749,005
  ----------------------------------------------------------------------------
  North Dakota -- 1.3%
    5,000,000   AAA     Oliver County, ND PCR, AMBAC-Insured,
                         5.300% due 1/1/27                           5,017,650
  ----------------------------------------------------------------------------
  Ohio -- 11.6%
    4,500,000   Aa2*    Bexley, OH City School District GO,
                         5.125% due 12/1/27                          4,464,855
    2,000,000   AAA     Canton, OH City School District GO,
                         Series A, MBIA-Insured,
                         5.500% due 12/1/20                          2,084,920
    2,000,000   AAA     Cincinnati, OH City School District GO,
                         MBIA-Insured, 5.000% due 12/1/21            1,987,500
                        Cincinnati, OH Water System Revenue:
    1,345,000   AA+       5.000% due 12/1/20                         1,333,594
    1,700,000   AA+       5.125% due 12/1/21                         1,705,695
    4,500,000   AAA     Cleveland, OH Airport System Revenue,
                         Series A, FSA-Insured, 5.000% due 1/1/31    4,378,815
    2,000,000   AAA     Cuyahoga County, OH Hospital Revenue
                         Refunding, University Hospitals Health
                         System Inc., AMBAC-Insured,
                         5.500% due 1/15/30                          2,044,820
   10,000,000   Aaa*    Hamilton County, OH Sales Tax Revenue,
                         AMBAC-Insured, 5.250% due 12/1/32          10,092,700
    4,000,000   AAA     Lucas County, OH Hospital Revenue,
                         Promedia Healthcare Obligation Group,
                         AMBAC-Insured, 5.375% due 11/15/29          4,041,320
    3,025,000   Aaa*    Muskingum County, OH GO, Refunding,
                         County Facilities Improvement,
                         MBIA-Insured, 5.125% due 12/1/19            3,059,183

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2001 (unaudited) (continued)

   Face
  Amount   Rating(a)                    Security                       Value
----------------------------------------------------------------------------------
Ohio -- 11.6% (continued)
$1,375,000   AAA     Ohio State Higher Educational Facility
                      Commission Revenue, (University of
                      Dayton Project), AMBAC-Insured,
                      5.500% due 12/1/25                            $  1,430,729
 2,500,000   AAA     Portage County, OH GO, MBIA-Insured,
                      5.250% due 12/1/17                               2,563,900
 1,500,000   Aaa*    Trumbull County, OH MBIA-Insured,
                      5.200% due 12/1/20                               1,525,440
 2,000,000   AAA     University of Cincinnati, OH General Receipts
                      Revenue, Series A, FGIC-Insured,
                      5.250% due 6/1/24                                2,022,500
 1,500,000   AAA     Warrensville Heights, OH City School District,
                      School Improvements, FGIC-Insured,
                      5.625% due 12/1/20                               1,583,865
--------------------------------------------------------------------------------
                                                                      44,319,836
--------------------------------------------------------------------------------
Oregon -- 3.0%
 3,210,000   AA      Clackamas County, OR Hospital Facilities
                      Authority Revenue, Legacy Health System,
                      5.750% due 5/1/16                                3,427,478
 5,000,000   Aaa*    Clackamas County, OR School District
                      No. 007J GO, Lake Oswego,
                      MBIA-Insured, 5.000% due 6/1/26                  4,909,900
 1,000,000   AA      Oregon State Veterans Welfare, Series 81,
                      5.125% due 10/1/31                                 984,150
 2,000,000   Aaa*    Portland, OR GO, Limited Tax Revenue,
                      Series A, MBIA-Insured, 5.125% due 6/1/30        2,004,000
--------------------------------------------------------------------------------
                                                                      11,325,528
--------------------------------------------------------------------------------
Pennsylvania -- 0.7%
 2,500,000   AAA     Allegheny County, PA Sanitary Authority,
                      Sewer Revenue, MBIA-Insured,
                      5.375% due 12/1/24                               2,547,925
--------------------------------------------------------------------------------
South Carolina -- 1.6%
 2,000,000   A3*     Myrtle Beach, SC COP, Myrtle Beach
                      Convention Center, (Pre-Refunded --
                      Escrowed with U.S. government securities to
                      7/1/02 Call @ 102), 6.875% due 7/1/07 (d)        2,095,540
                     South Carolina Transportation Infrastructure
                      Bank Revenue, Series A:
 3,000,000   AAA         AMBAC-Insured, 5.500% due 10/1/30             3,107,880
 1,000,000   Aaa*        MBIA-Insured, 5.125% due 10/1/31                991,620
--------------------------------------------------------------------------------
                                                                       6,195,040
--------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            Schedule of Investments
                   November 30, 2001 (unaudited) (continued)

       Face
      Amount   Rating(a)                Security                   Value
    -------------------------------------------------------------------------
    Tennessee -- 1.2%
    $1,150,000  NR       Hardeman County, TN Correctional
                          Facilities Corp., 7.750% due 8/1/17   $  1,137,523
       400,000  VMIG 1*  Sevier County, TN Public Building
                          Authority, Local Government
                          Improvements, Project IV-A-2,
                          1.600% due 6/1/25 (b)                      400,000
     3,000,000  AA       Tennessee State GO, Series A,
                          5.250% due 3/1/17                        3,092,820
    ------------------------------------------------------------------------
                                                                   4,630,343
    ------------------------------------------------------------------------
    Texas -- 4.9%
     1,160,000  AAA      Burleson, TX ISD, GO, PSFG,
                          6.750% due 8/1/24                        1,277,647
                         Fort Worth, TX International Airport
                          Facility Improvement Corp. Revenue,
                          (American Airlines Inc. Project):
     8,000,000  BB-          6.375% due 5/1/35 (c)                 6,469,280
     2,000,000  BB-          Series A, 5.950% due 5/1/29 (c)       1,949,840
     2,000,000  BB-          Series B, 6.050% due 5/1/29 (c)       1,894,820
     1,000,000  AAA      Harris County, TX Health Facilities,
                          Development Corp., Hospital Revenue,
                          School Health Care Systems, Series B,
                          (Escrowed to maturity with U.S.
                          government securities),
                          5.750% due 7/1/27                        1,093,760
     6,000,000  AAA      Houston, TX Water & Sewer System
                          Revenue, Junior Lien, Series A,
                          FGIC-Insured, 5.375% due 12/1/27         6,071,820
    ------------------------------------------------------------------------
                                                                  18,757,167
    ------------------------------------------------------------------------
    Virginia -- 1.0%
                         Virginia State HDA, MFH:
     1,655,000  AA+        Series D, 6.250% due 1/1/15             1,731,544
     1,235,000  AAA        Series H, AMBAC-Insured,
                            6.300% due 11/1/15                     1,307,112
       600,000  AA+        Series K, 5.800% due 11/1/10              639,048
    ------------------------------------------------------------------------
                                                                   3,677,704
    ------------------------------------------------------------------------

See Notes to
Financial Statements.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            SCHEDULE OF INVESTMENTS
                   November 30, 2001 (unaudited) (continued)

   Face
  Amount    Rating(a)                   Security                      Value
-------------------------------------------------------------------------------
Washington -- 3.3%
                      Chelan County, WA GO, Public Utilities,
                       District No. 1, Columbus River Rock:
$22,685,000    AAA        Series A, MBIA-Insured,
                           zero coupon due 6/1/22                  $  7,568,396
  4,750,000    AA         Series B, Remarketed 7/1/92,
                           Mandatory put 7/1/19,
                           6.750% due 7/1/62 (c)                      5,104,588
-------------------------------------------------------------------------------
                                                                     12,672,984
-------------------------------------------------------------------------------
Wisconsin -- 1.4%
  4,070,000    AA     Wisconsin State GO, Series B,
                       6.600% due 1/1/22 (c)                          4,156,365
                      Wisconsin State Health & Educational
                       Facilities Authority Revenue, MBIA-Insured:
  1,100,000    A          Kenosha Hospital & Medical Center
                           Project, 5.700% due 5/15/20                1,087,592
    250,000    AAA        The Medical College of Wisconsin Inc.
                           Project, 5.400% due 12/1/16                  257,917
-------------------------------------------------------------------------------
                                                                      5,501,874
-------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $378,540,454**)                     $381,371,171
-------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity with U.S. government securities are considered by manager to be triple-A rated even if issuer has not applied for new ratings.
(e) Security is in default.
**  Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 16 and 17 for definitions of ratings and certain security descriptions.

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                  Summary of Investments by Combined Ratings
                         November 30, 2001 (unaudited)








                                   Standard &     Percentage of
               Moody's  and/or       Poor's     Total Investments
                 Aaa                  AAA              53.6%
                 Aa                    AA              12.6
                 A                     A               21.2
                Baa                   BBB               2.2
                 Ba                    BB               3.8
               VMIG 1                 A-1               1.6
                 NR                    NR               5.0
                                                      -----
                                                      100.0%
                                                      =====

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                                 Bond Ratings
                                  (unaudited)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.
AA    --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A     --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB   --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB    --Bonds rated "BB" and "B" are regarded, on balance, as predominantly speculative
and B   with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and
        "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba," where 1 is the highest and 3 the lowest ranking within its generic category.
Aaa   --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa    --Bonds rated "Aa" are judged to be of high quality by all standards. Together with the
        "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in
        "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A     --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa   --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba    --Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
NR    --Indicates that the bond is not rated by Standard & Poor's or Moody's.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                          Short-Term Security Ratings
                                  (unaudited)


SP-1   --Standard & Poor's highest rating indicating very strong
         or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and
         variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature
         -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.




                             Security Descriptions
                                  (unaudited)

ABAG   --Association of Bay Area
         Governments
AIG    --American International Guaranty
AMBAC  --AMBAC Indemnity Corporation
BAN    --Bond Anticipation Notes
BIG    --Bond Investors Guaranty
CDA    --Community Development
         Administration
CGIC   --Capital Guaranty Insurance
         Company
CHFCLI --California Health Facility
         Construction Loan Insurance
COP    --Certificate of Participation
EDA    --Economic Development Authority
ETM    --Escrowed To Maturity
FAIRS  --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FRTC   --Floating Rate Trust Certificates
FSA    --Financial Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation
HDA    --Housing Development Authority
HDC    --Housing Development
         Corporation
HFA    --Housing Finance Authority
IDA    --Industrial Development
         Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
ISD    --Independent School District
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MFH    --Multi-Family Housing
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
PFA    --Public Finance Authority
PSFG   --Permanent School Fund
         Guaranty
Q-SBLF --Qualified School Bond Loan
         Fund
RAN    --Revenue Anticipation Notes
RIBS   --Residual Interest Bonds
RITES  --Residual Interest Tax-Exempt
         Securities
SYCC   --Structured Yield Curve
         Certificate
TAN    --Tax Anticipation Notes
TECP   --Tax Exempt Commercial Paper
TOB    --Tender Option Bonds
TRAN   --Tax and Revenue Anticipation
         Notes
VAN    --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                      STATEMENT OF ASSETS AND LIABILITIES
                                  (unaudited)

                                                               November 30, 2001
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $378,540,454)                    $381,371,171
  Interest receivable                                                6,079,058
  Receivable for securities sold                                       995,877
-------------------------------------------------------------------------------
  Total Assets                                                     388,446,106
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                   9,139,382
  Payable to bank                                                    1,087,972
  Dividends payable                                                    489,707
  Administration fee payable                                            62,900
  Investment advisory fee payable                                       46,221
  Accrued expenses                                                     134,949
-------------------------------------------------------------------------------
  Total Liabilities                                                 10,961,131
-------------------------------------------------------------------------------
Total Net Assets                                                 $ 377,484,975
-------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                    $      31,849
  Capital paid in excess of par value                              387,408,505
  Undistributed net investment income                                  119,334
  Accumulated net realized loss from security transactions         (12,905,430)
  Net unrealized appreciation of investments                         2,830,717
-------------------------------------------------------------------------------
TOTAL NET ASSETS
 (Equivalent to $11.85 a share on 31,848,644 shares of $0.001
 par value outstanding; 500,000,000 shares authorized)            $377,484,975
-------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                            STATEMENT OF OPERATIONS
                                  (unaudited)

                                                          Six Months Ended
                                                          November 30, 2001
    -----------------------------------------------------------------------
    INVESTMENT INCOME:
      Interest                                               $10,776,633
    -----------------------------------------------------------------------
    EXPENSES:
      Investment advisory fee (Note 3)                         1,335,508
      Administration fee (Note 3)                                381,574
      Shareholder communications                                  80,073
      Shareholder and system servicing fees                       59,257
      Audit and legal                                             28,799
      Directors' fees                                             21,527
      Registration fees                                           15,041
      Custody                                                      9,209
      Pricing service fees                                         7,881
      Other                                                        4,148
    -----------------------------------------------------------------------
      Total Expenses                                           1,943,017
      Less: Investment advisory fee waiver (Note 3)             (758,676)
    -----------------------------------------------------------------------
      Net Expenses                                             1,184,341
    -----------------------------------------------------------------------
    Net Investment Income                                      9,592,292
    -----------------------------------------------------------------------
    REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
     Realized Gain From Security Transactions
     (excluding short-term securities):
        Proceeds from sales                                   44,547,973
        Cost of securities sold                               43,574,158
    -----------------------------------------------------------------------
      Net Realized Gain                                          973,815
    -----------------------------------------------------------------------
      Increase in Net Unrealized Appreciation (Note 1)         2,695,592
    -----------------------------------------------------------------------
    Net Gain on Investments                                    3,669,407
    -----------------------------------------------------------------------
    Increase in Net Assets From Operations                   $13,261,699
    -----------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                   Six Months Ended
                                                   November 30, 2001  Year Ended
                                                      (unaudited)    May 31, 2001
----------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                              $  9,592,292    $ 19,132,327
  Net realized gain                                       973,815       3,688,224
  Increase in net unrealized appreciation               2,695,592      21,646,189
----------------------------------------------------------------------------------
  Increase in Net Assets From Operations               13,261,699      44,466,740
----------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                (9,554,593)    (19,162,536)
----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                       (9,554,593)    (19,162,536)
----------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Treasury stock acquired                                      --      (3,648,358)
----------------------------------------------------------------------------------
  Decrease in Net Assets From
   Fund Share Transactions                                     --      (3,648,358)
----------------------------------------------------------------------------------
Increase in Net Assets                                  3,707,106      21,655,846
NET ASSETS:
  Beginning of period                                 373,777,869     352,122,023
----------------------------------------------------------------------------------
  End of period*                                     $377,484,975    $373,777,869
----------------------------------------------------------------------------------
* Includes undistributed net investment income of:       $119,334         $22,877
----------------------------------------------------------------------------------

SEE NOTES TO
FINANCIAL STATEMENTS.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                                  (unaudited)

   1. SIGNIFICANT ACCOUNTING POLICIES

   Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

   The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

   In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-income securities. The Fund elected to adopt this requirement effective June 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended November 30, 2001, interest income increased by $20,978 and the change in net unrealized appreciation of investments decreased by $20,978. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $58,758 to reflect the cumulative effect of this change up to the date of the adoption.


------------------------
                                                       ------------------------
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


   2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

   The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

   Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

   3. INVESTMENT ADVISORY AGREEMENT, ADMINISTRATION AGREEMENT AND OTHER TRANSACTIONS

   Smith Barney Fund Management LLC ("SBFM"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup''), acts as investment adviser to the Fund. The Fund pays SBFM a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the six months ended November 30, 2001, SBFM waived $758,676 of its investment advisory fee.

   SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

   All officers and one Director of the Fund are employees of Citigroup or its affiliates.

   4. INVESTMENTS

   For the six months ended November 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

              ---------------------------------------------------
              Purchases                               $42,131,245
              ---------------------------------------------------
              Sales                                    44,547,973
              ---------------------------------------------------

   At November 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

             ----------------------------------------------------
             Gross unrealized appreciation           $ 17,080,539
             Gross unrealized depreciation            (14,249,822)
             -----------------------------------------------------
             Net unrealized appreciation             $  2,830,717
             ----------------------------------------------------

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                         Notes to Financial Statements
                            (unaudited) (continued)


   5. Futures Contracts

   Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

   The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

   At November 30, 2001, the Fund did not hold any futures contracts.

   6. Securities Traded on a When-Issued Basis

   In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

   At November 30, 2001, the Fund did not hold any when-issued securities.

   7. Capital Loss Carryforward

   At May 31, 2001, the Fund had, for Federal income tax purposes, approximately $13,879,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31 of the years below:

                                               2007      2008
               ---------------------------------------------------
               Carryforward Amounts          $240,000 $13,639,000
               ---------------------------------------------------

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                         NOTES TO FINANCIAL STATEMENTS
                            (unaudited) (continued)


   8. CAPITAL SHARES

   At November 30, 2001, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.
   On June 21, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 2,758,300 shares with a total cost of $26,171,171. For the year ended May 31, 2001, the Fund repurchased (and retired) 370,700 shares with a total cost of $3,648,358.

   On January 16, 2001, the Fund suspended the share repurchase plan.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                             FINANCIAL HIGHLIGHTS


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                                 2001/(1)/   2001    2000     1999    1998    1997
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period              $11.74    $10.93  $11.97   $12.37  $11.90  $12.11
-----------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income/(2)(3)/     0.30      0.60    0.58     0.58    0.54    0.67
  Net realized and unrealized
   gain (loss)                      0.11      0.79   (1.14)   (0.32)   0.83    0.08
-----------------------------------------------------------------------------------
Total Income (Loss)
 From Operations                    0.41      1.39   (0.56)    0.26    1.37    0.75
-----------------------------------------------------------------------------------
Gain From Repurchase of
 Treasury Stock                       --      0.02    0.12       --      --      --
-----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income            (0.30)    (0.60)  (0.60)   (0.54)  (0.61)  (0.66)
  Net realized gains                  --        --      --    (0.12)  (0.29)  (0.30)
-----------------------------------------------------------------------------------
Total Distributions                (0.30)    (0.60)  (0.60)   (0.66)  (0.90)  (0.96)
-----------------------------------------------------------------------------------
Net Asset Value, End of Period    $11.85    $11.74  $10.93   $11.97  $12.37  $11.90
-----------------------------------------------------------------------------------
Total Return,
 Based on Market Value/(4)/         1.48%++  20.69%  (3.88)%   0.11%   2.08%   7.89%
-----------------------------------------------------------------------------------
Total Return,
 Based on Net Asset Value/(4)/      3.80%++  13.90%  (2.82)%   2.66%  12.14%   6.59%
-----------------------------------------------------------------------------------
Net Assets,
 End of Period (millions)           $377      $374    $352     $414    $428    $411
-----------------------------------------------------------------------------------


------------------------
                                                       ------------------------
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                                      25

                             FINANCIAL HIGHLIGHTS
                                  (continued)


For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

                              2001/(1)/  2001    2000    1999     1998    1997
---------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses/(2)/                  0.62%+   0.68%   0.89%    0.94%   0.99%    1.00%
  Net investment income/(3)/     5.03+    5.15    5.19     4.72    4.35     5.56
---------------------------------------------------------------------------------
Portfolio Turnover Rate            11%      58%     35%      23%     87%     113%
---------------------------------------------------------------------------------
Market Value, End of Period    $10.53   $10.67  $9.375  $10.375  $11.00  $11.625
---------------------------------------------------------------------------------

(1) For the six months ended November 30, 2001 (unaudited).
(2) The investment adviser waived a portion of its fees for the six months ended November 30, 2001, and the years ended May 31, 2001 and 2000. In addition, the investment adviser and administrator waived a portion of their fees for the year ended May 31, 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:

                             Per share decreases in   Expense ratios
                             net investment income  without fee waivers
                             ---------------------- -------------------
         2001/(1)/                   $0.02                 1.02%+
         2001                         0.04                 1.01
         2000                         0.02                 1.04
         1999                         0.01                 1.02
(3) Without the adoption of the change in the accounting method discussed in
    Note 1, the ratio of net investment income to average net assets would have been 5.02%. Per share, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income was less than $0.01 per share.
(4) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                                FINANCIAL DATA
                                  (unaudited)


For a share of capital stock outstanding throughout each period:

                                NYSE    Net              Dividend
             Record   Payable  Closing Asset  Dividend Reinvestment
              Date     Date    Price+  Value+   Paid      Price
            -------------------------------------------------------
             6/22/99   6/25/99 $10.563 $11.67  $0.050     $10.61
             7/27/99   7/30/99  10.063  11.67   0.050      10.03
             8/24/99   8/27/99   9.813  11.29   0.050       9.95
             9/21/99   9/24/99   9.688  11.24   0.050       9.70
            10/26/99  10/29/99   9.625  10.85   0.050      10.85
            11/22/99  11/26/99   9.563  11.08   0.050       9.25
            12/27/99  12/30/99   9.000  10.90   0.050       9.10
             1/26/00   1/28/00   9.563  10.76   0.050       9.48
             2/22/00   2/25/00   9.500  10.85   0.050       9.52
             3/28/00   3/31/00   9.313  11.18   0.050       9.46
             4/25/00   4/28/00   9.313  11.14   0.050       9.36
             5/23/00   5/26/00   9.188  10.79   0.050       9.33
             6/27/00   6/30/00   9.750  11.20   0.050       9.91
             7/25/00   7/28/00   9.688  11.37   0.050       9.89
             8/22/00   8/25/00  10.000  11.54   0.050      10.04
             9/26/00   9/29/00   9.688  11.42   0.050       9.80
            10/24/00  10/27/00   9.688  11.49   0.050       9.78
            11/20/00  11/24/00   9.750  11.47   0.050       9.80
            12/26/00  12/29/00   9.938  11.85   0.050      10.25
             1/23/01   1/26/01  10.688  11.92   0.050      10.70
             2/20/01   2/23/01  10.770  11.88   0.050      10.81
             3/27/01   3/30/01  10.450  11.89   0.050      10.58
             4/24/01   4/27/01  10.370  11.65   0.050      10.55
             5/22/01   5/25/01  10.650  11.71   0.050      10.69
             6/26/01   6/29/01  10.400  11.80   0.050      10.61
             7/24/01   7/27/01  10.590  11.88   0.050      10.71
             8/28/01   8/31/01  10.830  12.09   0.050      11.00
             9/25/01   9/28/01  10.330  11.87   0.050      10.65
            10/23/01  10/26/01  10.640  11.93   0.050      10.82
            11/27/01  11/30/01  10.580  11.83   0.050      10.51
            ------------------------------------------------------

+ As of record date.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                          Dividend Reinvestment Plan
                                  (unaudited)


   Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

   The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

   If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                          Dividend Reinvestment Plan
                            (unaudited) (continued)

distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

   PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

   Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

   Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                          --------------------------

   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

DIRECTORS
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Paolo M. Cucchi
Robert A. Frankel
Paul Hardin
William R. Hutchinson
Heath B. McLendon, Chairman
George M. Pavia

Charles F. Barber, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Joseph P. Deane
Vice President and Investment Officer

David Fare
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER AND
ADMINISTRATOR
Smith Barney Fund Management LLC
125 Broad Street
10th Floor, MF-2
New York, New York 10004

TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

------------------------
                                                       ------------------------
                                   [GRAPHIC]

                                   [GRAPHIC]



             THIS REPORT IS ONLY INTENDED FOR SHAREHOLDERS OF THE
                       MANAGED MUNICIPALS PORTFOLIO INC.
                            IT IS NOT A PROSPECTUS,
              CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE
               PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY
                      SECURITIES MENTIONED IN THE REPORT.

                                  FD0837 1/02